FOR IMMEDIATE RELEASE
Bowman Reports Results for Fourth Quarter and Full Year 2025; Raises 2026 Guidance
Reston, VA, March 4, 2026 -– Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced record financial results for the fourth quarter and full year ended December 31, 2025. The company also raised net service billing guidance for 2026.
“We delivered a record year in 2025,” said Gary Bowman, founder and CEO of Bowman. “Our focus on execution, organic growth and strategic acquisition is evident in our results. With double-digit growth of organic net service revenue, more than 100 basis point increase in adjusted EBITDA margin, improved cash conversion and the completion of several consequential acquisitions, we entered 2026 with strong momentum in the business and confidence in our markets. We're well positioned for another breakout year as we continue to build on our successes.”
Fourth Quarter 2025 Compared to Fourth Quarter 2024 Financial Results:
•Gross contract revenue of $129.0 million compared to $113.2 million, a 14.0% increase
•Net service billing1 of $114.6 million compared to $98.6 million, a 16.2% increase
•Organic net service billing2 growth of 10.9% compared to 8.5%
•Net income of $2.0 million compared to $5.9 million4
•Basic and Diluted EPS of $0.11 compared to $0.34 and $0.33 respectively
•Adjusted EBITDA1 of $19.9 million compared to $17.0 million, a 17.1% increase
•Adjusted EBITDA margin, net 1 of 17.3% compared to 17.2%
•Adjusted Basic and Diluted EPS of $0.46 and $0.45 compared to $0.72 and $0.71 respectively
Full-Year 2025 Compared to Full-Year 2024 Financial Results:
•Gross contract revenue of $490.0 million compared to $426.6 million, a 14.9% increase
•Net service billing1 of $434.8 million compared to $379.7 million, a 14.5% increase
•Organic net service billing2 growth of 12.4% compared to 13.1%
•Net income of $12.8 million compared to $3.0 million
•Basic and Diluted EPS of $0.74 and $0.73 respectively compared to $0.18 and $0.17 respectively
•Adjusted EBITDA1 of $72.9 million compared to $59.5 million, a 22.5% increase
•Adjusted EBITDA margin, net 1 of 16.8% compared to 15.7%, a 110-bps increase
•Adjusted Basic and Diluted EPS of $1.72 and $1.68 compared to $1.23 and $1.20 respectively
•Gross backlog of $479.1 million compared to $399.0 million, a 20.1% increase

Notable Events:
•On December 8, 2025, Bowman acquired RPT Alliance, a leading Houston-based designer of natural gas transmission and bridging power electrification infrastructure, significantly expanding Bowman’s power and utilities practice.
•On February 17, 2026, Gary Bowman announced his plan to retire as CEO in 2026. The Company’s Board of Directors is conducting a formal search process that includes both internal and external candidates. Mr. Bowman expects to serve as Senior Advisor upon the appointment of his successor.
•On March 3, 2026, the Company entered into a Third Amendment to Credit Agreement with its lenders. The amendment increased the maximum borrowing under the credit facility to $250 million from $210 million. In addition, certain other pricing conditions were modified to better reflect current market conditions.
Share Repurchases:
•During the three months ending December 31, 2025, the Company repurchased 272,885 shares of its common stock under its 2025 Share Repurchase Authorization at an average price of $34.25 for a total of $9.3 million.
•During the twelve months ending December 31, 2025, the Company repurchased 683,448 shares of its common stock under its 2024 and 2025 Share Repurchase Authorizations at an average price of $27.51 for a total of $18.8 million.
•Subsequent to year end, through February 28, 2026, the Company repurchased 159,177 shares of its common stock under its 2025 Share Repurchase Authorization at an average price of $34.11 for a total of $5.4 million.
CFO Commentary
"We are entering 2026 with financial strength, continued margin expansion and improving cash generation,” said Bruce Labovitz, CFO of Bowman. “Our leverage is manageable and our access to efficient growth capital remains high as evidenced by our lenders increasing our revolving debt facility to $250 million. We expect 2026 will be an exciting year of investment in organic growth. The initiatives we are undertaking in technology and innovation are aimed at improving efficiency, empowering data-driven analytics and advancing long-term client engagement. Our financial goals for 2026 remain consistent – grow responsibly, invest prudently, operate profitably, improve internally generated cash flow and generate above-market returns to our shareholders. As we look ahead to our next long-range revenue milestone, we are confident in our capital foundation and optimistic about our future."
Full Year 2026 Guidance
Bowman raised net revenue guidance for full year 2026:

Date Issued	Net Revenue	Adjusted EBITDA Margin
November 2025	$465 - $480 MM	17.0% - 17.5%
March 2026	$495 - $510 MM	17.0% - 17.5%
The current outlook for 2026 is based on completed and definitively contracted acquisitions as of the date of this release and does not include contributions from future acquisitions.
Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, March 5, 2026, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.
About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,300 employees and 135 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic growth for the three months ended 12/31/25 excludes revenue from acquisitions completed after December 31, 2025. Year over year growth rates only reflect revenue realized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.
4 Prior period net income was impacted by a one-time $5.4 million tax benefit.
Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	December 31, 2025	December 31, 2024

ASSETS
Current Assets
Cash and cash equivalents	$ 11,066	$ 6,698
Accounts receivable, net	130,634	105,105
Contract assets	53,512	43,369
Notes receivable - officers, employees, affiliates, current portion	13	1,889
Prepaid and other current assets	17,730	19,560
Total current assets	212,955	176,621
Non-Current Assets
Property and equipment, net	49,206	42,011
Operating lease, right-of-use assets	45,822	42,085
Goodwill	173,579	134,653
Notes receivable, less current portion	903	903
Notes receivable - officers, employees, affiliates, less current portion	1,108	638
Other intangible assets, net	88,580	65,409
Deferred tax asset	5,822	42,040
Other assets	1,707	1,521
Total Assets	$ 579,682	$ 505,881
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Revolving credit facility	95,350	37,000
Accounts payable and accrued liabilities, current portion	60,035	51,626
Contract liabilities	10,965	7,905
Notes payable, current portion	22,698	17,075
Operating lease obligation, current portion	11,951	10,979
Finance lease obligation, current portion	13,735	10,394
Total current liabilities	214,734	134,979
Non-Current Liabilities
Other non-current obligations	377	45,079
Notes payable, less current portion	34,313	19,992
Operating lease obligation, less current portion	40,430	37,058
Finance lease obligation, less current portion	23,718	17,940
Pension and post-retirement obligation, less current portion	4,726	4,718
Deferred tax liability	279	-
Total liabilities	$ 318,577	$ 259,766

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of December 31, 2025 and December 31, 2024	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of December 31, 2025 and December 31, 2024; 21,972,432 shares issued and 17,194,091 outstanding, and 21,281,247 shares issued and 17,382,138 outstanding as of December 31, 2025 and December 31, 2024, respectively	220	213
Additional paid-in-capital	355,458	329,073
Accumulated other comprehensive income	895	1,146
Treasury stock, at cost; 4,778,341 and 3,899,109 shares, respectively	(84,931)	(60,901)
Stock subscription notes receivable	-	(30)
Accumulated deficit	(10,537)	(23,386)
Total shareholders' equity	$ 261,105	$ 246,115

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 579,682	$ 505,881

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Gross Contract Revenue	$ 128,964	$ 113,224	$ 490,017	$ 426,564
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	43,718	38,446	173,242	156,866
Sub-consultants and expenses	14,316	14,602	55,234	46,895
Total contract costs	58,034	53,048	228,476	203,761
Operating Expenses:
Selling, general and administrative	59,622	51,591	215,062	197,452
Depreciation and amortization	7,608	7,256	27,559	27,828
(Gain) on sale of assets, net	(488)	(84)	(740)	(477)
Total operating expenses	66,742	58,763	241,881	224,803
Income (loss) from operations	4,188	1,413	19,660	(2,000)
Other expense	2,738	946	8,502	6,946
Income (loss) before tax benefit	1,450	467	11,158	(8,946)
Income tax benefit	(516)	(5,437)	(1,691)	(11,980)
Net income	$ 1,966	$ 5,904	$ 12,849	$ 3,034
Earnings allocated to non-vested shares	88	396	621	230
Net income attributable to common shareholders	$ 1,878	$ 5,508	$ 12,228	$ 2,804
Earnings per share
Basic	$ 0.11	$ 0.34	$ 0.74	$ 0.18
Diluted	$ 0.11	$ 0.33	$ 0.73	$ 0.17
Weighted average shares outstanding:
Basic	16,494,423	16,345,248	16,414,804	15,754,344
Diluted	16,875,942	16,696,194	16,747,198	16,132,023

BOWMAN CONSULTING GROUP LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)

	For the Twelve Months Ended December 31,
	2025	2024
Cash Flows from Operating Activities:
Net income	$ 12,849	$ 3,034
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	17,204	14,463
Amortization of intangible assets	10,347	13,982
Gain on sale of assets	(909)	(477)
Credit losses	1,646	1,552
Stock based compensation	18,751	25,727
Deferred taxes	36,497	(20,005)
Accretion of discounts on notes payable	1,091	483
Changes in operating assets and liabilities
Accounts receivable	(23,074)	(9,282)
Contract assets	(8,849)	(4,068)
Prepaid expenses and other assets	3,226	(5,702)
Accounts payable and accrued expenses	(33,675)	7,647
Contract liabilities	723	(3,053)
Net cash provided by operating activities	35,827	24,301
Cash Flows from Investing Activities:
Purchases of property and equipment	(2,393)	(626)
Proceeds from sale of assets and disposal of leases	1,028	478
Payments received under loans to shareholders	–	11
Payments received under notes receivable	1,152	–
Capitalized internal-use software development costs	(370)	–
Purchases of intangible assets	–	(2,925)
Acquisitions of businesses, net of cash acquired	(35,207)	(24,450)
Collections under stock subscription notes receivable	30	46
Net cash used in investing activities	(35,760)	(27,466)
Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	–	47,151
Borrowings (Repayments) under revolving credit facility	58,350	(8,290)
Repayments under fixed line of credit	–	(345)
Proceeds from notes payable	–	6,209
Repayment under notes payable	(17,627)	(16,267)
Proceeds from finance leases	–	4,569
Payments on finance leases	(12,808)	(9,010)
Payment of contingent consideration from acquisitions	(1,383)	(2,299)
Payments for purchase of treasury stock	(5,224)	(11,143)
Repurchases of common stock	(18,806)	(23,348)
Proceeds from issuance of common stock	1,799	1,949
Net cash provided by (used in) financing activities	4,301	(10,824)
Net increase (decrease) in cash and cash equivalents	4,368	(13,989)
Cash and cash equivalents, beginning of period	6,698	20,687
Cash and cash equivalents, end of period	$ 11,066	$ 6,698
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 7,712	$ 6,555
Cash paid for income taxes	$ 702	$ 8,454
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$ (22,302)	$ (11,851)
Note payable converted to common shares	$ (1,790)	$ (3,368)
Issuance of notes payable for acquisitions	$ (36,536)	(21,625)
Issuance of contingent considerations	$ –	(2,030)
Settlement of contingent consideration	$ 3,004	1,868

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Net income (GAAP)	$ 1,966	$ 5,904	$ 12,849	$ 3,034
+ income tax benefit (GAAP)	(516)	(5,437)	(1,691)	(11,980)
Income (loss) before tax expense (GAAP)	$ 1,450	$ 467	$ 11,158	$ (8,946)
+ acquisition related expenses	862	2,078	3,251	6,426
+ amortization of intangibles	2,861	3,133	10,347	13,982
+ non-cash stock comp related to pre-IPO	169	907	1,162	4,381
+ other non-core expenses	3,289	234	4,905	3,000
Adjusted income before tax expense	$ 8,631	$ 6,819	$ 30,823	$ 18,843
Adjusted income tax expense (benefit)	697	(5,904)	1,212	(2,113)
Adjusted net income	$ 7,934	$ 12,723	$ 29,611	$ 20,956
Adjusted earnings allocated to non-vested shares	357	940	1,431	1,590
Adjusted net income attributable to common shareholders	$ 7,577	$ 11,783	$ 28,180	$ 19,366
Earnings per share (GAAP)
Basic	$ 0.11	$ 0.34	$ 0.74	$ 0.18
Diluted	$ 0.11	$ 0.33	$ 0.73	$ 0.17
Adjusted earnings per share (Non-GAAP)
Basic	$ 0.46	$ 0.72	$ 1.72	$ 1.23
Diluted	$ 0.45	$ 0.71	$ 1.68	$ 1.20
Weighted average shares outstanding
Basic	16,494,423	16,345,248	16,414,804	15,754,344
Diluted	16,875,942	16,696,194	16,747,198	16,132,023

Basic Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Earnings per share (GAAP)	$ 0.11	$ 0.34	$ 0.74	$ 0.18
Pre-tax basic per share adjustments	$ 0.41	$ 0.08	$ 1.14	$ 1.03
Adjusted earnings per share before tax expense	$ 0.52	$ 0.42	$ 1.88	$ 1.21
Income tax expense (benefit) per share adjustment	$ 0.04	$ (0.36)	$ 0.07	$ (0.13)
Adjusted earnings per share - adjusted net income	$ 0.48	$ 0.78	$ 1.81	$ 1.34
Adjusted earnings per share allocated to non-vested shares	$ 0.02	$ 0.06	$ 0.09	$ 0.11
Adjusted earnings per share attributable to common shareholders	$ 0.46	$ 0.72	$ 1.72	$ 1.23

Diluted Adjusted Earnings Per Share Summary - Non-GAAP	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Earnings per share (GAAP)	$ 0.11	$ 0.33	$ 0.73	$ 0.17
Pre-tax diluted per share adjustments	$ 0.40	$ 0.08	$ 1.11	$ 1.00
Adjusted earnings per share before tax expense	$ 0.51	$ 0.41	$ 1.84	$ 1.17
Income tax expense (benefit) per share adjustment	$ 0.04	$ (0.35)	$ 0.07	$ (0.13)
Adjusted earnings per share - adjusted net income	$ 0.47	$ 0.76	$ 1.77	$ 1.30
Adjusted earnings per share allocated to non-vested shares	$ 0.02	$ 0.05	$ 0.09	$ 0.10
Adjusted earnings per share attributable to common shareholders	$ 0.45	$ 0.71	$ 1.68	$ 1.20

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Combined Statement of Operations Reconciliation	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Gross contract revenue	$ 128,964	$ 113,224	$ 490,017	$ 426,564
Contract costs (exclusive of depreciation and amortization)	58,034	53,048	228,476	203,761
Operating expense	66,742	58,763	241,881	224,803
Income (loss) from operations	4,188	1,413	19,660	(2,000)
Other expense	2,738	946	8,502	6,946
Income tax benefit	(516)	(5,437)	(1,691)	(11,980)
Net income	$ 1,966	$ 5,904	$ 12,849	$ 3,034
Net margin	1.5%	5.2%	2.6%	0.7%

Other financial information [1]
Net service billing	$ 114,648	$ 98,622	$ 434,783	$ 379,669
Adjusted EBITDA	19,865	17,012	72,859	59,520
Adjusted EBITDA margin, net	17.3%	17.2%	16.8%	15.7%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Gross contract revenue	$ 128,964	$ 113,224	$ 490,017	$ 426,564
Less: sub-consultants and other direct expenses	14,316	14,602	55,234	46,895
Net service billing	$ 114,648	$ 98,622	$ 434,783	$ 379,669

Adjusted EBITDA Reconciliation	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2025	2024	2025	2024
Net service billing	$ 114,648	$ 98,622	$ 434,783	$ 379,669

Net income	$ 1,966	$ 5,904	$ 12,849	$ 3,034
+ interest expense	2,634	2,107	9,247	7,951
+ depreciation & amortization	7,608	7,256	27,559	27,828
+ income tax benefit	(516)	(5,437)	(1,691)	(11,980)
EBITDA	$ 11,692	$ 9,830	$ 47,964	$ 26,833
+ non-cash stock compensation	4,568	5,455	18,810	25,841
+ settlements and other non-core expenses	3,289	234	4,905	3,000
+ acquisition expenses	316	1,493	1,180	3,846
Adjusted EBITDA	$ 19,865	$ 17,012	$ 72,859	$ 59,520
Adjusted EBITDA margin, net	17.3%	17.2%	16.8%	15.7%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended December 31,
Consolidated Gross Contract Revenue	2025%		2024%		Change	% Change
Building Infrastructure[1]	54,804	42.5%	49,955	44.1%	4,849	9.7%
Transportation	29,099	22.6%	27,476	24.3%	1,623	5.9%
Power, Utilities & Energy[1]	30,104	23.3%	22,854	20.2%	7,250	31.7%
Natural Resources[2]	14,957	11.6%	12,939	11.4%	2,018	15.6%
Total	128,964	100.0%	113,224	100.0%	15,740	13.9%

Acquired[3]	5,791	4.5%	14,103	12.5%	(8,312)	(58.9) %

(dollars in thousands)	For the Twelve Months Ended December 31,
Consolidated Gross Contract Revenue	2025%		2024%		Change	% Change
Building Infrastructure[1]	220,233	44.9%	205,075	48.0%	15,158	7.4%
Transportation	103,709	21.2%	87,746	20.6%	15,963	18.2%
Power, Utilities & Energy[1]	109,841	22.4%	89,547	21.0%	20,294	22.7%
Natural Resources[2]	56,234	11.5%	44,196	10.4%	12,038	27.2%
Total	490,017	100.0%	426,564	100.0%	63,453	14.9%

Acquired[3]	8,737	1.8%	42,454	10.0%	(33,717)	(79.4) %

1 Includes periodic reclassifications of revenue between categories from prior periods for consistency of presentation. For the three and twelve months ended December 31, 2024, $4.1 million and $14.5 million, respectively, of data center revenue were reclassified from Building Infrastructure to Power & Utilities.

2 Formerly Emerging Markets which represents environmental, mining, water resources, imaging and mapping, and other.

3 Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended December 31,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Gross Revenue, Organic	123,173	100.0%	113,224	100.0%	9,949	8.8%
Building Infrastructure	53,782	43.6%	49,955	44.1%	3,827	7.7%
Transportation	29,047	23.6%	27,476	24.3%	1,571	5.7%
Power, Utilities & Energy	25,486	20.7%	22,854	20.2%	2,632	11.5%
Natural Resources	14,858	12.1%	12,939	11.4%	1,919	14.8%

	For the Twelve Months Ended December 31,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Gross Revenue, Organic	481,280	100.0%	426,564	100.0%	54,716	12.8%
Building Infrastructure	217,141	45.1%	205,075	48.0%	12,066	5.9%
Transportation	103,633	21.5%	87,746	20.6%	15,887	18.1%
Power, Utilities & Energy	104,381	21.7%	89,547	21.0%	14,834	16.6%
Natural Resources	56,125	11.7%	44,196	10.4%	11,929	27.0%

	For the Three Months Ended December 31,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Net Revenue, Organic	109,332	100.0%	98,622	100.0%	10,710	10.9%
Building Infrastructure	50,387	46.1%	46,107	46.7%	4,280	9.3%
Transportation	22,956	21.0%	21,682	22.0%	1,274	5.9%
Power, Utilities & Energy	23,635	21.6%	21,286	21.6%	2,349	11.0%
Natural Resources	12,354	11.3%	9,547	9.7%	2,807	29.4%

	For the Twelve Months Ended December 31,
(dollars in thousands)	2025%		2024%		Change	Organic +/-
Net Revenue, Organic	426,774	100.0%	379,669	100.0%	47,105	12.4%
Building Infrastructure	200,804	47.1%	189,839	50.0%	10,965	5.8%
Transportation	83,907	19.7%	69,074	18.2%	14,833	21.5%
Power, Utilities & Energy	95,351	22.3%	84,133	22.2%	11,218	13.3%
Natural Resources	46,712	10.9%	36,623	9.6%	10,089	27.5%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT DECEMBER 31, 2025
(Unaudited)

Category	Percentage
Building Infrastructure[1]	33%
Transportation	29%
Power, Utilities & Energy[1]	24%
Natural Resources	14%
TOTAL	100%

1 includes reclassification of data center effective June 30, 2025.